UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

SYKES ENTERPRISES, INCORPORATED

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 N. Ashley Drive, Tampa, Florida		33602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Sykes Enterprises, Incorporated (“SYKES”) on April 7, 2016 (the “8-K”). As previously reported in the 8-K, on April 1, 2016, SYKES completed its acquisition of Clear Link Holdings, LLC, a Delaware limited liability company (“Clearlink”), pursuant to an Agreement and Plan of Merger, dated March 6, 2016, by and among SYKES, Sykes Acquisition Corporation II, Inc., Clear Link Holdings, LLC, and Pamlico Capital Management, L.P.

Pursuant to Instruction 4 to Item 9.01(a) and Instruction 2 to Item 9.01(b) of Form 8-K, in the 8-K SYKES stated that it intended to file the financial information required under parts (a) and (b) of Item 9.01 not later than 71 calendar days after the date that the 8-K was required to be filed with the SEC. SYKES hereby files this Amendment to amend and supplement Item 9.01 of the 8-K in order to include the required financial statements of Clearlink and unaudited pro forma financial information of SYKES in connection with its acquisition of Clearlink, which financial statements and unaudited pro forma financial information are filed as exhibits hereto and are incorporated by reference herein. Except for the foregoing, this Amendment does not amend the 8-K in any way and does not modify or update any other disclosures contained in the 8-K, which remain the same and are hereby incorporated by reference into this Amendment. Accordingly, this Amendment should be read in conjunction with the 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Clear Link Holdings, LLC as of and for the years ended December 31, 2015 and 2014 are attached as Exhibit 99.1.

The unaudited financial statements of Clear Link Holdings, LLC as of March 31, 2016 and December 31, 2015 and for the three month periods ended March 31, 2016 and 2015 are attached as Exhibit 99.2.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of SYKES, giving effect to SYKES’s acquisition of Clearlink, are filed as Exhibit 99.3 and are incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015;

ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2016; and

iii.	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016.

(d) Exhibits.

Exhibit Number	Description of Exhibits

23.1	Consent of Deloitte & Touche LLP, Independent Auditors for Clear Link Holdings, LLC.

99.1	Audited financial statements of Clear Link Holdings, LLC as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited financial statements of Clear Link Holdings, LLC as of March 31, 2016 and December 31, 2015 and for the three month periods ended March 31, 2016 and 2015.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements for Sykes Enterprises, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

Date: June 17, 2016	By:	/s/ John Chapman
Executive Vice President and Chief Financial Officer

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